EXHIBIT 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, David N. Keys, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of American Pacific Corporation, a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID N. KEYS
David N. Keys Executive Vice President, Chief Financial Officer, Secretary and Treasurer April 30, 2003

99.2